EXHIBIT 99.906CERT


Section 906 Certifications

We, Peter E. Sundman, Chief Executive Officer and Barbara Muinos, Treasurer and Principal Financial and Accounting Officer of Neuberger Berman Real Estate Securities Income Fund Inc. ("Registrant"), certify, pursuant to 18 U.S.C.
Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

         1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2004 fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

         2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  January 7, 2005


                                           /s/ Peter E. Sundman
                                           -------------------------------------
                                               Peter E. Sundman
                                               Chief Executive Officer


                                           /s/ Barbara Muinos
                                           -------------------------------------
                                               Barbara Muinos
                                               Treasurer and Principal Financial
                                               and Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.